UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2013 (February 21, 2013)

WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	000-32883	13-4088127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5677 Airline Road, Arlington, Tennessee	38002
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 867-9971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 21, 2013, Wright Medical Group, Inc. issued a press release announcing its consolidated financial results for the quarter ended December 31, 2012. A copy of the press release is furnished as Exhibit 99 to this Current Report and is not considered "filed" under the Exchange Act, and shall not be incorporated into any previous or future filings by Wright under the Securities Act or the Exchange Act.

The attached press release includes the following non-GAAP measures: net sales, excluding the impact of foreign currency; operating income, as adjusted; net income, as adjusted; net income, as adjusted, per diluted share; effective tax rate, as adjusted; and free cash flow.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.

For our internal budgeting and resource allocation process, our management uses financial information that does not include (a) restructuring charges, (b) non-cash stock-based compensation expense, (c) costs associated with governmental inquiries and our deferred prosecution agreement (DPA), (d) non-cash inventory step-up amortization, (e) transaction costs and non-cash write-off of deferred financing fees associated with the 2.625% Convertible Senior Notes due 2014 (2014 Convertible Notes) tender offer, (f) costs associated with distributor conversions and amortization of non-competes, (g) loss on the termination of the interest rate swap, (h) non-cash interest expense related to the Convertible Notes due 2017 (2017 Convertible Notes), (i) the unrealized loss on the mark-to-market of derivatives, (j) transaction costs and non-cash write-off of deferred financing fees associated with the termination of the senior credit facility and certain 2014 Convertible Notes, (k) product liability provision, (l) expenses associated with certain employment matters, (m) gain on the sale of intellectual property, (n) due diligence and transaction costs, (o) increase to management's estimate of the Company's probable insurance recovery for previously recognized costs associated with product liability claims, and (p) the income tax effects of the foregoing.  Additionally, for our internal budgeting process and evaluation of net sales performance, our management uses net sales in constant currency. To measure our sales performance on a constant currency basis, it is necessary to remove the impact of changes in foreign exchange rates, which affects the comparability and trend of sales. Net sales, excluding the impact of foreign currency, is calculated by translating current year results at prior year average foreign currency exchange rates. For our internal budgeting and resource allocation process, management uses free cash flow. Free cash flow is calculated by subtracting capital expenditures from cash provided by operating activities.

We use these non-GAAP financial measures in making operating decisions because we believe the measures provide meaningful supplemental information regarding our core operational performance and give us a better understanding of how we should invest in research and development activities and how we should allocate resources to both ongoing and prospective business initiatives.  We use these measures to help make budgeting and spending decisions, for example, between product development expenses and research and development, sales and marketing and general and administrative expenses. Additionally, management is evaluated on the basis of these non-GAAP financial measures when determining achievement of their incentive performance compensation targets. Further, these non-GAAP financial measures facilitate management's internal comparisons to both our historical operating results and to our competitors' operating results.

As described above, we exclude the following items from one or more of our non-GAAP measures:

Foreign currency impact on net sales. We excluded the foreign currency impact on net sales compared to prior year from our non-GAAP measure, primarily because it is not reflective of our ongoing operating results, and it is not used by management for our internal budgeting process and evaluation of net sales performance. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Restructuring charges. We excluded restructuring charges associated with the cost restructuring plan announced in September 2011 from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Non-cash stock-based compensation expense. We excluded stock-based compensation expenses from our non-GAAP measures primarily because they are non-cash expenses. We believe that it is useful to investors to understand the application of Financial

Accounting Standards Board Accounting Standard Codification Topic 718, Compensation - Stock Compensation (FASB ASC 718) and its impact on our operational performance, liquidity, and our ability to invest in research and development and fund acquisitions and capital expenditures. While stock-based compensation expense calculated in accordance with FASB ASC 718 constitutes an ongoing and recurring expense, such expense is excluded from our non-GAAP results because it is not an expense that requires cash settlement and is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for greater transparency to certain line items in our financial statements. In addition, excluding this item from our non-GAAP results facilitates comparisons to our competitors' operating results.

Costs associated with government inquiry and our DPA. We recognized costs associated with the ongoing U.S. government inquiry, primarily legal fees as we respond to the inquiry, and our DPA (including the associated independent monitor). We excluded those costs from our non-GAAP results because such costs are not used by management to assess the core profitability of our business operations. We further believe that these measures are useful to investors in that they allow for period-over-period comparability.

Non-cash inventory step-up amortization. We excluded inventory step-up amortization associated with our acquisitions from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. Additionally, because these are non-cash expenses, they do not impact our operational performance, liquidity, or our ability to invest in research and development and fund acquisitions and capital expenditures. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Transaction costs and non-cash write-off of deferred financing fees associated with our Convertible Notes tender offer. We excluded the transaction costs and non-cash deferred financing fees from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Distributor conversion costs and amortization of distributor non-competes. In connection with our initiative to convert a portion of our independent foot and ankle distributor territories to direct employee sales representation, we entered into conversion agreements with certain independent distributors, which included non-competition clauses. We excluded the distributor conversion costs and amortization of distributor non-competes from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Loss on termination of interest rate swap. We excluded the amount of loss on the termination of our interest rate swap from our non-GAAP measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Non-cash interest expense related to the 2017 Convertible Notes. We excluded the non-cash interest expense associated with the amortization of the debt discount related to our 2017 Convertible Notes from our non-GAAP measures, primarily because it is a non-cash expense. We believe that it is useful to investors to understand our operational performance, liquidity, and our ability to invest in research and development and fund acquisitions and capital expenditures. While interest expense associated with the amortization of the debt discount constitutes an ongoing and recurring expense, such expense is excluded from our non-GAAP results because it is not an expense that requires cash settlement and is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Unrealized loss on the mark-to-market of the derivatives. We excluded the amount of unrealized loss on the mark-to-market adjustments on the derivatives from our non-GAAP measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Non-cash write-off of deferred financing fees associated with the termination of the senior credit facility and certain 2017 Convertible Notes. We excluded the non-cash write-off of deferred financing fees from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Product liability provision. We excluded the charge for management's estimate of our total liability for claims associated with previous and estimated future fractures of our titanium Profemur® long modular necks in North America. We excluded this charge from our non-GAAP results because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that these measures are useful to investors in that they allow for period-over-period comparability.

Employment matters. We excluded the costs associated with the settlement of certain employment matters and the hiring of a new CEO, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Gain on the sale of intellectual property. We excluded the gain recognized in conjunction with the sale of certain intellectual property rights from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Due diligence and transaction costs. We excluded the due diligence and transaction costs from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Increase to management's estimate of the Company's probable insurance recovery for previously recognized costs associated with product liability claims. In the fourth quarter of 2012, we recorded an insurance receivable for the probable insurance recovery of spending in excess of our aggregate retention in certain claim years. We excluded the portion of such recovery that related to previously recognized costs from our non-GAAP measures, primarily because it is not reflective of our ongoing operating results, and it was not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Income tax effects of the foregoing. This amount is used to present each of the amounts described above, except for foreign currency impact on net sales, on an after-tax basis consistent with the presentation of net income, as adjusted.

We believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our financial results as determined in accordance with GAAP and that these measures should only be used to evaluate our financial results in conjunction with the corresponding GAAP measures, and that is why we qualify the use of non-GAAP financial information in a statement when non-GAAP information is presented.

We further believe that where the adjustments used in calculating net income, as adjusted, and net income, as adjusted, per diluted share are based on specific, identified amounts that impact different line items in our Consolidated Statements of Operations (including operating income and net income), that it is useful to investors to understand how these specific line items in our Consolidated Statements of Operations are affected by these adjustments for the following reasons:

Operating income. Excluding non-cash stock-based compensation expense and non-cash inventory step-up amortization from the calculation of operating income assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature, in order to evaluate the results of the underlying operating activities for the periods presented. Excluding restructuring charges, the costs associated with our DPA, distributor conversion costs and amortization of distributor non-competes, product liability provisions, employment matters, product liability insurance recovery, due diligence and transaction costs, and gain on sale of intellectual property from the calculation of operating income assists investors in evaluating period-over-period changes in this measure without giving effect to transactions that do not relate to the performance of our ongoing operations.

Net Income. Excluding non-cash stock-based compensation expense, non-cash inventory step-up amortization, non-cash write off of deferred financing fees related to the 2014 Convertible Notes tender offer, non-cash interest expense related to the 2017 Convertible Notes, and non-cash write-off of deferred financing fees associated with the termination of the senior credit facility and certain 2017 Convertible Notes from the calculation of net income assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature, in order to evaluate the results of the underlying operating activities for the periods presented. Excluding restructuring charges, the costs associated with our DPA, transaction costs related to the 2014 Convertible Notes tender offer, distributor conversion costs and amortization of distributor non-competes, loss on termination of interest rate swap, unrealized loss on the mark-to-market adjustments on the derivatives, product liability provision, employment matters, product liability insurance recovery, due diligence and transaction costs, and gain on sale of intellectual property from the calculation of net income assists investors in evaluating period-over-period changes in this measure without giving effect to transactions that do not relate to the performance of our ongoing operations.

Effective Tax Rate. Excluding the income tax effect of the non-GAAP, pre-tax adjustments from the provision for income taxes assists investors in understanding the tax provision associated with those adjustments and our effective tax rate related to our ongoing operations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99	Press release issued by Wright Medical Group, Inc. on February 21, 2013.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K may contain “forward-looking statements” as defined under U.S. federal securities laws. These statements reflect management's current knowledge, assumptions, beliefs, estimates, and expectations and express management's current view of future performance, results, and trends. Forward looking statements may be identified by their use of terms such as anticipate, believe, could, estimate, expect, intend, may, plan, predict, project, will, and other similar terms. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. In addition to those described below, forward looking statements contained in this press release include, without limitation, statements concerning the timing and expected benefits of the previously announced merger agreement with BioMimetic Therapeutics, Inc., including statements about the possibility of FDA approval of Augment Bone Graft, statements regarding market acceptance of, and expected annual market demand for Augment Bone Graft, and statements regarding the expected impact of the transaction on Wright's adjusted EBITDA and other financial results. The reader should not place undue reliance on forward-looking statements. Such statements are made as of the date of this press release, and we undertake no obligation to update such statements after this date. In addition to those described above, risks and uncertainties that could cause our actual results to materially differ from those described in forward-looking statements are discussed in our filings with the Securities and Exchange Commission (including those described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2012, and as may be supplemented in our Quarterly Reports on Form 10-Q ). By way of example and without implied limitation, such risks and uncertainties include: the failure of BioMimetic stockholders to adopt the merger agreement or the failure of either Wright or BioMimetic to meet any of the other conditions to the closing of the transaction, the failure to realize the anticipated benefits from the transaction or delay in realization thereof, future actions of the United States Attorney's office, the FDA, the Department of Health and Human Services or other U.S. or foreign government authorities, including those resulting from increased scrutiny under the Foreign Corrupt Practices Act and similar laws, that could delay, limit or suspend our development, manufacturing, commercialization and sale of products, or result in seizures, injunctions, monetary sanctions or criminal or civil liabilities; failure to obtain the FDA or other regulatory clearances needed to market and sell our products; any actual or alleged breach of the Corporate Integrity Agreement to which we are subject through September 2015 which could expose us to significant liability including exclusion from Medicare, Medicaid and other federal healthcare programs, potential criminal prosecution, and civil and criminal fines or penalties; adverse outcomes in existing product liability litigation; new product liability claims; inadequate insurance coverage; the possibility of private securities litigation or shareholder derivative suits; demand for and market acceptance of our new and existing products; potentially burdensome tax measures;recently enacted healthcare laws and changes in product reimbursement which could generate downward pressure on our product pricing; lack of suitable business development opportunities; product quality or patient safety issues; challenges to our intellectual property rights; geographic and product mix impact on our sales; our inability to retain key sales representatives, independent distributors and other personnel or to attract new talent; inventory reductions or fluctuations in buying patterns by wholesalers or distributors; inability to realize the anticipated benefits of restructuring initiatives; negative impact of the commercial and credit environment on us, our customers and our suppliers; and the potentially negative effect of our ongoing compliance enhancements on our relationships with customers, and on our ability to deliver timely and effective medical education, clinical studies, and new products.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION
This Current Report on Form 8-K may be deemed to be solicitation material regarding the proposed business combination of Wright and BioMimetic. In connection with the proposed transaction, Wright has filed with the SEC a registration statement on Form S-4, which includes a proxy statement/prospectus and other relevant materials in connection with the proposed transaction, and each of Wright and BioMimetic intend to file with the SEC other documents regarding the proposed transaction. The proxy statement/prospectus and this press release are not offers to sell Wright securities and are not soliciting an offer to buy Wright securities in any state where the offer and sale is not permitted. The final proxy statement/prospectus will be mailed to the stockholders of BioMimetic. INVESTORS AND SECURITY HOLDERS OF BIOMIMETIC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND THE OTHER RELEVANT MATERIAL CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WRIGHT AND BIOMIMETIC AND THE PROPOSED TRANSACTION.
The proxy statement/prospectus and other relevant materials (when they become available), and any and all documents filed with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Wright by directing a written request to Wright Medical Group, Inc, 5677 Airline Road, Arlington, TN 38002, Attention: Investor Relations, and by BioMimetic by directing a written request to BioMimetic Therapeutics, Inc., 389 Nichol Mill Lane, Franklin, TN 37067, Attention: Investor Relations.
BioMimetic and its respective executive officers and directors and other persons, including Wright and its respective executive officers and directors, may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information about the executive officers and directors of BioMimetic and their ownership of BioMimetic common stock is set forth in its annual report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 13, 2012 and the proxy statement for BioMimetic's 2012 annual meeting of stockholders, filed with the SEC on April 27, 2012. Information about the executive officers and directors of Wright Medical Group is set forth in its annual report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 24, 2012 and the proxy statement for Wright Medical Group's 2012 annual meeting of stockholders, filed with the SEC on March 27, 2012. Certain directors and executive officers of BioMimetic and other persons may have direct or indirect interests in the merger due to securities holdings, pre-existing or future indemnification arrangements and rights to severance payments if their employment is terminated prior to or following the transaction. If and to the extent that any of the BioMimetic participants will receive any additional benefits in connection with the transaction, the details of those benefits will be described in the proxy statement/prospectus relating to the transaction. Investors and security holders may obtain additional information regarding the direct and indirect interests of BioMimetic and its executive officers and directors in the transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2013

WRIGHT MEDICAL GROUP, INC.
By: /s/ Robert J. Palmisano
Robert J. Palmisano
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Press release issued by Wright Medical Group, Inc. on February 21, 2013.